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                                                                   EXHIBIT 10.38
                                                                 Execution Draft

                     DISTRIBUTION & CO-MARKETING AGREEMENT
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     THIS DISTRIBUTION & CO-MARKETING AGREEMENT (the "Agreement") is entered into as of April 7, 1999 (the "Effective Date"), between Jutvision Corporation, a Delaware corporation with an office located at 124 University Avenue #202, Palo Alto, CA 94301 ("Jutvision"), John L. Scott, Inc., a Washington corporation with an office located at 3380 146th Pl. SE, Suite 450, Bellevue, WA 98007 ("Company").

     Jutvision uses the Jutvision Technology and provides the Production Services. Company operates the Company Site. Jutvision desires to provide virtual tour technology and Production Services for the Company Site. In consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.  DEFINITIONS
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    1.1  "Basic Package" means up to four scenes captured in a designated
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Property and converted into a corresponding number of Jutvision Images to which the Company Site links.

    1.2   "Company Site" means the collection of HTML documents residing on
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servers operated by or for Company or its affiliate, including without limitation Company's intranet and extranet, and accessible on or after the Effective Date by Sales Agents or the public via the Internet at the following
URL: http://www.johnlscott.com.

    1.3  "Confidential Information" means any trade secrets, confidential data
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or other confidential information oral or written relating to or used in the business of the other party (the "Disclosing Party"), that a party may obtain from the Disclosing Party during the Term (the "Confidential Information"). The terms of this Agreement will constitute Confidential Information, except to the extent that Jutvision discloses such information in good faith to a legitimate potential, or actual, strategic investor, investment banker, venture capital firm or consultant.

    1.4  "Jutvision Image" means an electronic image of a Property produced by
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or on behalf of Jutvision.

    1.5  "Jutvision Technology" means software and hardware, including the
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Jutvision for Java Software, used to capture, process and view Jutvision Images.

    1.6  "Jutvision Tour" means the combined Production Services supplied by
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Jutvision with respect to a single Property.

    1.7  "Listing ToolKits" means the co-branded printed marketing toolkits,
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including a CD ROM disk with a virtual tour demonstration, that Jutvision supplies to Sales Agents.

    1.8  "Production Services" means the services provided by or on behalf of
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Jutvision in producing Jutvision Images.

    1.9  "Property" means any piece of residential or commercial real estate
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within the Territory, including without limitation new homes, offered for sale or resale.

    1.10 "Sales Agent" means any sales agent, sales representative or broker of
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the Company.

    1.11 "Service Provider Network" means the network of individuals throughout
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the Territory with whom Jutvision has entered into agreements to capture images at designated sites on Jutvision's behalf.

    1.12 "Term" means the Initial Term of this Agreement and the Renewal Terms,
         ----
if any, as set forth in Section 5.

    1.13 "Territory" means the United States and its possessions.
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    1.14 "Virtual Tour Images" means 360, three-dimensional, virtual reality,
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virtual tour, virtual walkthrough or other similar images, or production services for such images.

2.  PROVISION OF PRODUCTION SERVICES; EXCLUSIVITY
    ---------------------------------------------

    2.1  Image Capturing, Processing and Linking.  Jutvision will have sole
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responsibility for, and will bear all costs associated with, capturing images at designated sites through its Service Provider Network and processing captured images to create Jutvision Images. Jutvision will host Jutvision Images on its servers and will provide to Company a URL link and identifying listing information for each Jutvision Image purchased by Company for the purpose of integrating the link into listings on the Company Site. Company will permit linking of the Company Site to Jutvision Images, and the parties will use best efforts to work together to expeditiously implement, and maintain throughout the Term, a system whereby Company will be capable of linking the Company Site to Jutvision Images. The Jutvision Images shall remain accessible to the Company Site until the listing is sold or the term of the listing expires. The Company may continue to access the Jutvision Images on the Jutvision Server if the Sales Agent re-lists the Property within 2 days of the expiration of the listing, provided that Jutvision does not incur any administrative burden as a result of this re-listing.

    2.2  Performance Standards.  Jutvision will use commercially reasonable
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efforts to have a member of its Service Provider Network available to capture
Jutvision Images within three (3) business days after Jutvision has received an order from a Sales Agent. Jutvision will use commercially reasonable efforts to process and provide to Company a link for each Jutvision Image produced on behalf of Sales Agents within four (4) business days after capture of such Jutvision Image, provided that such posting is not delayed by factors attributable to Company or Sales Agent.

    2.3  Pricing.  During the term of this Agreement, Jutvision will offer Sales
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Agents pricing, on all orders for Production Services placed pursuant to this
Agreement, not in excess of Jutvision's standard national pricing then in effect, excluding any special pricing for promotional, discount, bulk, high-volume or other similar sales.

    2.4  Exclusivity.  Jutvision will be the exclusive provider of Virtual Tours
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Images for the Company Site.  Company will not directly or indirectly promote itself, or act, as a provider of Virtual Tour Images, nor will it promote, advertise or use the services of any third party acting in such capacity. This provision does not prohibit Company's agents that use a provider of Virtual Tour Images other than Jutvision to link to the Company Site. Nor does this provision limit Company from posting images submitted by agents who continue to use the Company's current Virtual Tour product, specifically QuickTime VR. In the event a third party offers comparable Production Services to Company in the entire geographic territory where Company provides service (including the same or better technical features and functionalities) at a price that is comparable to the price charged by Jutvision for a period of at least 30 days, Company shall provide Jutvision written notice and, if Jutvision does not match the price within 30 days, Company may enter into an agreement with that third party for services comparable to the Production Services without being in breach of this Agreement.

3.  MARKETING AND PROMOTION
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    3.1  Jutvision Obligations.  Jutvision will include Company in Jutvision's
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marketing launch campaign in April 1999.  As part of the launch, Jutvision will:

         (a)  Promote the Company as a partner on the Jutvision Web site;

         (b) Include Company in marketing material and press releases, as Jutvision deems appropriate;
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          (c)  Offer a special promotional at office presentations made by
Jutvision representatives to Sales Agents during the period commencing on the Effective Date and continuing for sixty (60) days, including one free Listing ToolKit and three free web site postings or three free scenes when a Sales Agent purchases three Basic Packages;

          (d) Train Company's agents, as Jutvision deems reasonable, regarding the benefits of using the Internet in real estate and methods of integrating virtual tours into the agent's marketing strategy.


     3.2  Company Obligations.  Company agrees to take the following steps to
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market, promote and facilitate orders of the Production Services:

          (a) Include electronic order forms (created by Jutvision) permitting Sales Agents to submit orders for Production Services to Jutvision via the Internet;

          (b) Ensure that an HTML button and the corresponding URL provided by Jutvision will be located on an individual listing page within 24 hours from receiving the URL link from Jutvision;

          (c)  Maintain a gallery of Virtual Tour Images;

          (d) As the Company deems appropriate, Company shall: (i) include a Jutvision Mark and a brief, suitable reference to the availability of the Production Services in the Company's print advertising in magazines, flyers, newsletters and general mailings distributed to clients and potential clients;
(ii) collaborate with Jutvision to develop email and direct marketing material generated from time to time to highlight the availability and features of the Production Services; (iii) distribute marketing materials created by Jutvision at seminars, presentations, training sessions and follow-up meetings sponsored by Company regarding Internet marketing and/or Listing Tools; and (iv) include Jutvision at trade shows and conventions Company attends or hosts;

          (e) Agree to allow Jutvision to promote the relationship established under this Agreement, including, but not limited to, inclusion in Jutvision press releases; and

          (f) Facilitate presentations by Jutvision representatives to Sales agents and office managers, including allowing access to the Company offices in the Seattle and Portland Metros during the period commencing on the Effective Date and continuing for sixty (60) days and sponsoring follow-up meetings as Jutvision and Company deem necessary.

4.  PROPRIETARY RIGHTS
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    4.1  Jutvision Technology.
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         (a)  All Jutvision Technology, including without limitation the
Software and all Jutvision Images, whether or not produced for Sales Agents and whether or not posted to or linked to the Company Site, are, and at all times will remain, the exclusive property of Jutvision, and no provision of this Agreement implies any transfer to Company of any ownership interest in any Jutvision Technology. Company will not reproduce, distribute, modify, edit, or prepare derivative works from the Jutvision Images without the prior written permission of Jutvision.

         (b) Jutvision hereby grants to Company a nonexclusive, worldwide, royalty-free, nontransferable license to include on the Company Site links to Jutvision Images on Jutvision's servers solely for the purposes contemplated in this Agreement.

    4.2  Trademarks.
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         (a)  Jutvision owns and at all times will continue to own the trademarks, service marks and/or trade names JUTVISION and the Jutvision logo, as well as any name or mark Jutvision may subsequently adopt as a trade name or to designate the Production Services (collectively, the "Jutvision Marks"), and Company will not take any actions inconsistent with Jutvision's ownership rights. Company owns and at all times will continue to own the trademarks, service marks and/or trade names customarily used by Company during the Term (the "Company Marks"), and Jutvision will not take any actions inconsistent with Company' ownership rights. Each party's use of the other party's marks will not create in the using party any right, title or interest therein or thereto, and all such use will inure to the exclusive benefit of other party.

         (b) Subject to the restrictions set forth herein, Jutvision hereby grants Company a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Jutvision Marks, during the Term, with Jutvision's prior written approval, which Jutvision will not unreasonably withhold or delay, solely in connection with promotion and marketing of the Production Services as provided in Section 3. Subject to the restrictions set forth herein, Company hereby grants Jutvision a nonexclusive, worldwide, royalty-free, fully paid up, nontransferable right to use the Company Marks, during the Term, solely in connection with promotion and marketing of the Production Services. At the reasonable request of either party, the other party will provide assistance with the protection and maintenance of the marks of the requesting party. Each party may only use the marks of the other party as expressly permitted herein and agrees to use the marks of the other party in a manner commensurate with the style, appearance and quality of the other party's services and/or products bearing such marks.

    4.3  Limitation on Grant of Rights.  Except as expressly provided herein,
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neither party receives any other right or license to the technology or intellectual property of the other party.

5.  TERM AND TERMINATION
    --------------------

    5.1  Term.  Unless earlier terminated as set forth below, this Agreement
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will become effective upon the Effective Date and continue until December 31,
1999 (the "Initial Term"). Thereafter, this Agreement will be automatically renewed for successive six (6) month periods (each such period a "Renewal Term") unless either party notifies the other in writing not less than thirty (30) days prior to the end of the then-current term of its intention to terminate this Agreement as of the end of such term. Upon termination or expiration, Company and Jutvision will cease all use of marks of the other party.

    5.2 Termination for Breach. This Agreement will terminate in the event a party materially fails to perform any of its material obligations or undertakings hereunder, and fails to remedy such default within sixty (60) days after being notified by the non-breaching party of such breach or failure; provided, however, that the non-breaching party will not unreasonably withhold or delay its consent to extend the cure period if the breaching party has commenced cure during the sixty-day notice period and pursues cure of the breach in good faith.

    5.3  Survival of Certain Terms.  The provisions of Sections 4.1(a), 4.2(a),
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4.3, 5.1, 5.3, 6, 7, 8, and 9 will survive the expiration or termination of this
Agreement for any reason. All other rights and obligations of the parties will cease upon expiration or termination of this Agreement.

6.  CONFIDENTIALITY
    ---------------

  Each party agrees to treat the other party's Confidential Information with the same degree of care as it maintains its own information of a similar nature. Each party will use at least the same procedures and degree of care which it uses to protect the confidentiality of its own Confidential Information of like importance, and in no event less than reasonable care.

7.  REPRESENTATIONS AND WARRANTIES
    ------------------------------

    Each party represents and warrants to the other that (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) it has full right, power and authority to enter into this Agreement and to perform all of its obligation hereunder; (iii) this Agreement constitutes its valid and binding obligation, enforceable against it in accordance with its terms; and (iv) its execution, delivery and performance of this Agreement will not result in a breach of any material agreement or understanding to which it is a party or by which it or any of its material properties may be bound. THE WARRANTIES PROVIDED BY THE PARTIES HEREIN ARE THE ONLY WARRANTIES PROVIDED HEREIN AND ARE IN LIEU OF ALL OTHER WARRANTIES BY THE PARTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED

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WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO
THE SUBJECT MATTER OF THIS AGREEMENT.

8.  LIMITATION OF LIABILITY
    -----------------------

    EXCEPT WITH RESPECT TO A BREACH BY EITHER PARTY OF ITS OBLIGATIONS DESCRIBED IN SECTION 2.3 OR 6, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST PROFITS OR ANY FORM OF INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER FROM ANY CAUSES OF ACTION OF ANY KIND WITH RESPECT TO THIS AGREEMENT WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), OR OTHERWISE, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

9.  GENERAL PROVISIONS
    ------------------

    9.1  Notices.  Any notice required or permitted by this Agreement will be
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deemed given if sent by registered mail, postage prepaid, addressed to the other party at the address set forth at the top of this Agreement. Delivery will be deemed effective three (3) days after deposit with postal authorities.

    9.2  Miscellaneous.  Nonperformance of either party will be excused to the
         -------------
extent that performance is rendered impossible by storm, lockout or other labor trouble, riot, war, rebellion, strike, fire, flood, accident or other act of God, governmental acts, orders or restrictions, or any other reason where failure to perform is beyond the control and not caused by the gross negligence or willful misconduct of the non-performing party. The relationship of Jutvision and Company established by this Agreement is that of independent contractors. This Agreement will be governed by and construed under the laws of the State of California without reference to conflict of laws principles. This Agreement, together with all exhibit and attachments hereto, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default. Neither party may assign this Agreement, or assign or delegate any right or obligation hereunder, without the prior written consent of the other party; provided, however, that either party may assign this Agreement or assign or delegate its rights and obligations under this Agreement to a successor to all or substantially all of its business or assets relating to this Agreement whether by sale, merger, operation of law or otherwise. This Agreement may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.



JUTVISION CORPORATION                    JOHN L. SCOTT, INC.


By: /s/ Andrew P. Laszlo                 By:  /s/ Jerry L. Moon
    ________________________________          _______________________________

Name: /s/ Andrew P. Laszlo               Name: /s/ Jerry L. Moon
      ______________________________          _______________________________


Title: SVP, Business Development         Title: Exec. V.P.
       _____________________________            _____________________________

Date:  4/9/99                            Date:  4/14/99
      ______________________________           ______________________________

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